================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 23, 2001


================================================================================


  Exact Name of Registrant               Commission           I.R.S. Employer
  as Specified in Its Charter            File Number          Identification No.
  ---------------------------            -----------          ------------------

  Hawaiian Electric Industries, Inc.         1-8503             99-0208097
  Hawaiian Electric Company, Inc.            1-4955             99-0040500


================================================================================


                                State of Hawaii
                  -------------------------------------------
                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
              ---------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

           (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
           (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)


                                      None
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

Item 5. Other Events

News release
------------

On July 23, 2001, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS FIRST QUARTER 2001 EARNINGS

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today reported net income for the three months ended June 30, 2001 of $25.6 million, or 76 cents per share, compared with $19.1 million, or 59 cents per share in the same quarter of 2000. For the six months ended June 30, 2001, net income was $53.3 million, or $1.60 per share, compared with $48.1 million, or $1.49 per share in the same period last year.

     "We had a good second quarter. Earnings were up compared with the same quarter last year due to an 8.6% increase in savings bank net income and contraction of our international operations," said Robert F. Clarke, HEI chairman, president and chief executive officer.

     Electric utility net income during the quarter was $22.7 million versus $24.0 million in the same quarter last year. Net income for the six months was $44.1 million versus $47.7 million in the same period of 2000.

     "Warmer weather boosted kilowatthour sales by 1.4% for the quarter despite visitor arrivals in April and May declining slightly from 2000's record highs. However, purchase power expenses were higher for the quarter due to greater availability of purchased power in the supply mix as a result of shorter overhaul schedules and maintenance downtime by independent power producers
(IPPs)," said Clarke.

     Savings bank net income in the second quarter was $10.2 million compared to $9.4 million in the same quarter last year. Net income for the six months was $22.1 million versus $20.6 million in the same period of 2000.

     "Our savings bank turned in a strong performance this quarter. Although personnel and technology costs were higher compared with the same quarter last year, the bank was able to increase its second quarter earnings by 8.6% due to higher net interest income and fee income," said Clarke.

     The increase in the bank's net interest income was due in part to slightly higher average interest earning assets, partially offset by a decline in the bank's interest rate spread - the difference between the yield on earning assets and the cost of funds. Increased mortgage banking activity and credit card interchange fees lifted fee income in the second quarter, as well as fewer losses from investing activities.

     The net loss for the international power operations during the quarter was $0.9 million compared to $8.9 million in the same quarter last year. The net loss for the six months was $0.8 million versus $9.9 million in the same period of 2000.

     The net loss from international power for the quarter and six months ended June 30, 2000 included $6.4 million of net losses from its investment in East Asia Power Resources Corporation, which was written off in December 2000.

     HEI is a diversified holding company. Its core businesses are electric utilities, a savings bank and an international power subsidiary.


                                      ###



                          Forward-looking statements

     This release may contain "forward-looking statements," that are subject to risks and uncertainties. Forward-looking statements are statements that are predictive in nature, depend upon or refer to future events or conditions, and/or include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. Forward-looking statements in this release should be read in conjunction with "Forward-looking statements" set forth on page v of HEI's Form 10-Q for the quarter ended March 31, 2001 (incorporated by reference herein) that discusses important factors that could cause HEI's results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

Hawaiian Electric Industries, Inc. and subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)


                                                           Three months                    Six months                 Twelve months
(in thousands,                                           ended June 30,                ended June 30,                ended June 30,
    except per share amounts)                     2001             2000           2001           2000           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Revenues
Electric utility                             $   313,651    $   307,845    $   632,074    $   597,250    $ 1,311,994    $ 1,162,391
Savings bank                                     112,250        108,699        228,004        218,966        459,920        426,840
International power                                1,455         (4,163)         2,985         (2,700)        (7,602)          (560)
Other                                              1,438            755            598          1,495          3,362         27,695
                                             -----------    -----------    -----------    -----------    -----------    -----------
                                                 428,794        413,136        863,661        815,011      1,767,674      1,616,366
                                             -----------    -----------    -----------    -----------    -----------    -----------
Expenses
Electric utility                                 263,623        256,230        534,036        494,005      1,124,110        969,669
Savings bank                                      94,678         92,384        190,283        183,461        387,663        361,903
International power                                1,832          4,423          2,579          6,518         84,960         11,277
Other                                              4,338          2,973          6,723          5,699         10,882         27,060
                                             -----------    -----------    -----------    -----------    -----------    -----------
                                                 364,471        356,010        733,621        689,683      1,607,615      1,369,909
                                             -----------    -----------    -----------    -----------    -----------    -----------
Operating income (loss)
Electric utility                                  50,028         51,615         98,038        103,245        187,884        192,722
Savings bank                                      17,572         16,315         37,721         35,505         72,257         64,937
International power                                 (377)        (8,586)           406         (9,218)       (92,562)       (11,837)
Other                                             (2,900)        (2,218)        (6,125)        (4,204)        (7,520)           635
                                             -----------    -----------    -----------    -----------    -----------    -----------
                                                  64,323         57,126        130,040        125,328        160,059        246,457
                                             -----------    -----------    -----------    -----------    -----------    -----------
Interest expense-
    other than savings bank                      (20,297)       (20,156)       (40,302)       (39,228)       (79,695)       (74,971)
Allowance for borrowed funds
    used during construction                         511            722          1,187          1,413          2,696          2,750
Preferred stock dividends of
     subsidiaries                                   (501)          (506)        (1,003)        (1,004)        (2,006)        (2,013)
Preferred securities distributions of
    trust subsidiaries                            (4,009)        (4,009)        (8,018)        (8,018)       (16,035)       (16,036)
Allowance for equity funds
    used during construction                         955          1,328          2,220          2,597          5,003          4,799
                                             -----------    -----------    -----------    -----------    -----------    -----------
Income from continuing operations
    before income taxes                           40,982         34,505         84,124         81,088         70,022        160,986
Income taxes                                      15,394         15,409         30,791         33,016         19,017         63,530
                                             -----------    -----------    -----------    -----------    -----------    -----------
Income from continuing operations                 25,588         19,096         53,333         48,072         51,005         97,456
Discontinued operations-
    net gain on disposal                              --             --             --             --             --          3,953
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net income                                   $    25,588    $    19,096    $    53,333    $    48,072    $    51,005    $   101,409
                                             ===========    ===========    ===========    ===========    ===========    ===========
Per common share
    Basic earnings
        Continuing operations                $      0.76    $      0.59    $      1.60    $      1.49    $      1.54    $      3.02
        Discontinued operations                       --             --             --             --             --           0.12
                                             -----------    -----------    -----------    -----------    -----------    -----------
                                             $      0.76    $      0.59    $      1.60    $      1.49    $      1.54    $      3.14
                                             ===========    ===========    ===========    ===========    ===========    ===========
    Diluted earnings
        Continuing operations                $      0.76    $      0.59    $      1.59    $      1.48    $      1.54    $      3.01
        Discontinued operations                       --             --             --             --             --           0.12
                                             -----------    -----------    -----------    -----------    -----------    -----------
                                             $      0.76    $      0.59    $      1.59    $      1.48    $      1.54    $      3.13
                                             ===========    ===========    ===========    ===========    ===========    ===========
    Dividends                                $      0.62    $      0.62    $      1.24    $      1.24    $      2.48    $      2.48
                                             ===========    ===========    ===========    ===========    ===========    ===========
Weighted-average number of
    common shares outstanding                     33,481         32,403         33,321         32,335         33,035         32,271
                                             ===========    ===========    ===========    ===========    ===========    ===========
Adjusted weighted-average shares                  33,646         32,542         33,477         32,457         33,172         32,396
                                             ===========    ===========    ===========    ===========    ===========    ===========

Income (loss) from continuing
  operations by segment
    Electric utility                         $    22,716    $    24,014    $    44,141    $    47,739    $    83,688    $    86,656
    Savings bank                                  10,207          9,396         22,082         20,617         42,095         38,447
    International power                             (907)        (8,863)          (782)        (9,890)       (95,044)       (12,753)
    Other                                         (6,428)        (5,451)       (12,108)       (10,394)        20,266        (14,894)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Income from continuing operations            $    25,588    $    19,096    $    53,333    $    48,072    $    51,005    $    97,456
                                             ===========    ===========    ===========    ===========    ===========    ===========

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI's Annual Report on SEC Form 10-K for the year ended December 31, 2000 and the consolidated financial statements and the notes thereto in HEI's Quarterly Report on SEC Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 (when filed).

Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

                      HAWAIIAN ELECTRIC INDUSTRIES, INC.
            SUPPLEMENTAL DATA TO 2ND QUARTER 2001 EARNINGS RELEASE
                                  (Unaudited)

Hawaiian Electric Company, Inc. (HECO) and subsidiaries                 Three months ended        Six months ended
Consolidated Statements of Income                                            June 30,                 June 30,
------------------------------------------------------------------    ----------------------    ----------------------
(in thousands)                                                          2001         2000         2001         2000
                                                                      ---------    ---------    ---------    ---------
Operating revenues                                                    $ 312,455    $ 306,483    $ 629,748    $ 594,904
                                                                      ---------    ---------    ---------    ---------

Operating expenses
  Fuel oil                                                               82,085       91,092      170,330      166,247
  Purchased power                                                        83,481       70,444      165,397      140,670
  Other operation                                                        30,096       27,464       59,870       55,205
  Maintenance                                                            13,015       13,622       28,212       26,155
  Depreciation                                                           25,363       24,330       49,972       48,664
  Taxes, other than income taxes                                         29,426       29,005       59,917       56,366
  Income taxes                                                           14,362       15,201       27,966       30,394
                                                                      ---------    ---------    ---------    ---------
                                                                        277,828      271,158      561,664      523,701
                                                                      ---------    ---------    ---------    ---------

Operating income                                                         34,627       35,325       68,084       71,203
                                                                      ---------    ---------    ---------    ---------

Other income
  Allowance for equity funds used during construction                       955        1,328        2,220        2,597
  Other net                                                                 960        1,138        1,937        1,713
                                                                      ---------    ---------    ---------    ---------
                                                                          1,915        2,466        4,157        4,310
                                                                      ---------    ---------    ---------    ---------

Income before interest and other charges                                 36,542       37,791       72,241       75,513
                                                                      ---------    ---------    ---------    ---------

Interest and other charges
  Interest on long-term debt                                             10,072        9,920       20,001       19,852
  Amortization of net bond premium and expense                              507          525        1,037          967
  Other interest charges                                                  1,340        1,635        3,413        3,532
  Allowance for borrowed funds used during construction                    (511)        (722)      (1,187)      (1,413)
  Preferred stock dividends of subsidiaries                                 229          230          458          458
  Preferred securities distributions of trust subsidiaries                1,919        1,919        3,838        3,838
                                                                      ---------    ---------    ---------    ---------
                                                                         13,556       13,507       27,560       27,234
                                                                      ---------    ---------    ---------    ---------

Income before preferred stock dividends of HECO                          22,986       24,284       44,681       48,279
Preferred stock dividends of HECO                                           270          270          540          540
                                                                      ---------    ---------    ---------    ---------

Net income for common stock                                           $  22,716    $  24,014    $  44,141    $  47,739
                                                                      =========    =========    =========    =========


Other electric utility information
----------------------------------

Kilowatthour sales (millions)                                             2,298        2,266        4,539        4,469
Cooling degree days (Oahu)                                                1,223        1,207        2,133        2,035

Hawaiian Electric Industries, Inc.
Supplemental Data to 2nd Quarter Earnings Release
Page 2

                                                                                  Three months ended        Six months ended
American Savings Bank, F.S.B. and subsidiaries                                         June 30,                  June 30,
                                                                                ----------------------    ----------------------
Consolidated Income statement data                                                2001         2000         2001         2000
---------------------------------------------------------------------------     ---------    ---------    ---------    ---------
(in thousands)
Interest income                                                                 $ 102,591    $ 103,276    $ 210,192    $ 205,784
Interest expense                                                                   56,812       58,334      117,312      114,052
                                                                                ---------    ---------    ---------    ---------
                    Net interest income                                            45,779       44,942       92,880       91,732
Provision for loan losses                                                          (3,000)      (3,400)      (6,000)      (6,400)
Other income                                                                        9,659        5,423       17,812       13,182
Operating, administrative and general expenses                                    (34,866)     (30,650)     (66,971)     (63,009)
                                                                                ---------    ---------    ---------    ---------
                    Operating income                                               17,572       16,315       37,721       35,505
Minority interest                                                                      55           53          114          110
Income taxes                                                                        5,958        5,510       12,820       12,072
                                                                                ---------    ---------    ---------    ---------
                    Income before preferred stock dividends                        11,559       10,752       24,787       23,323
Preferred stock dividends                                                           1,352        1,356        2,705        2,706
                                                                                ---------    ---------    ---------    ---------
                    Net income                                                  $  10,207    $   9,396    $  22,082    $  20,617
                                                                                =========    =========    =========    =========

Interest rate spread (%)                                                             3.07         3.18         3.08         3.19

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.          HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                             (Registrant)


/s/ Curtis Y. Harada                        /s/ Richard A. von Gnechten
---------------------------------           ---------------------------------
Curtis Y. Harada                            Richard A. von Gnechten
Controller                                  Financial Vice President  of HECO
(Principal Accounting Officer of HEI)      (Principal Financial Officer of HECO)


Date: July 24, 2001                        Date: July 24, 2001